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Exhibit 10.2 Letter Agreement for lease


                               GEORGE J. ELIOPULOS
                                MINING GEOLOGIST
                       4845 PINESPRINGS DR. RENO, NV 89509
                   TELEPHONE (775) 827-1480 GELIOPULOS@AOL.COM
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November 30, 2000

Mr. Earl Terris
Foothills Resources Inc.
9 Langton Close
Woking Surrey GU21 3QJ
England

RE:  LETTER AGREEMENT, GOLDEN CROSS PROPERTY, WHITE PINE COUNTY, NEVADA.
     UNPATENTED MINING CLAIMS:  TC 36-40.  BLM NMC #709646 - 709650.

Dear Mr. Terris:

The following sets out the general terms and conditions for the agreement between Herb Duerr and George Eliopulos (HD) and Foothills Resources Inc.
(Foothills) governing HD's Golden Cross property, White Pine County, Nevada, U.
S. A.

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
Form of Agreement                           Mining Lease

Term                                        20 years with automatic extensions
                                            so long as conditions of the lease
                                            are met.

Production Royalties                        3.0% Net Smelter Return

Advance Royalties                           Upon Execution                           US $ 5,000.00
                                            1st Anniversary                          US $ 7,500.00
                                            2nd Anniversary                           US$10,000.00
                                            3rd  Anniversary                          US$20,000.00
                                            4th Anniversary & thereafter              US$50,000.00

                                            Adjusted to annual changes in the
                                            consumer price index (CPI) with 2000
                                            as the base year. CPI payments apply
                                            to payments beginning with the 4th
                                            anniversary.

Performance                                 Requirements Federal and state
                                            mining claim maintenance fees for
                                            any year in which this agreement is
                                            maintained in good standing after
                                            June 1.

Reclamation                                 Foothill shall perform reclamation
                                            work on the Property as required by
                                            Federal, State, and Local law for
                                            disturbances resulting from
                                            Foothill's activities on the
                                            Property.

Assignment                                  Freely by either party so long as
                                            Assignee accepts terms and
                                            conditions of the Lease in writing.

Interest                                    Area One mile from the outside
                                            perimeter of the TC claim boundary
                                            for new claims located either by HD
                                            or by Foothills.


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If the above terms and conditions are consistent with our earlier discussions, please acknowledge by signing in the space provided below and return one copy. This will serve to bind HD and Foothills while a formal and comprehensive agreement, incorporating these general terms, is prepared.

Very truly yours,

/s/ George J. Eliopulus
    George J. Eliopulos


Agreed and accepted to this 15th day of December, 2000.

/s/ J. Earl Terris
    J. Earl Terris